Exhibit 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuStar Energy L.P. (the Partnership) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Curtis V. Anastasio, President and Chief Executive Officer of NuStar GP, LLC, the general partner of the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Curtis V. Anastasio

Curtis V. Anastasio

President and Chief Executive Officer

August 9, 2007

A signed original of the written statement required by Section 906 has been provided to NuStar Energy L.P. and will be retained by NuStar Energy L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuStar Energy L.P. (the Partnership) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer of NuStar GP, LLC, the general partner of the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Steven A. Blank

Steven A. Blank

Senior Vice President, Chief Financial Officer and Treasurer

August 9, 2007

A signed original of the written statement required by Section 906 has been provided to NuStar Energy L.P. and will be retained by NuStar Energy L.P. and furnished to the Securities and Exchange Commission or its staff upon request.